Long-Term Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long-Term Debt	Long-Term Debt

	December 31, 2021	December 31, 2020
	$	$
U.S. Dollar-denominated Revolving Credit Facilities due from 2022 to 2023	165,000	100,000
U.S. Dollar-denominated Term Loans and Bonds due from 2022 to 2030	791,271	873,712
Norwegian Krone-denominated Bonds due from 2023 to 2026	323,193	355,514
Euro-denominated Term Loans due from 2023 to 2024	115,392	152,710
Total principal	1,394,856	1,481,936
Unamortized discount and debt issuance costs	(15,214)	(9,723)
Total debt	1,379,642	1,472,213
Less current portion	(156,064)	(250,508)
Long-term debt	1,223,578	1,221,705
As at December 31, 2021, the Company had two revolving credit facilities available, which provided for borrowings of up to $400.4 million (December 31, 2020 – $354.8 million), of which $235.4 million (December 31, 2020 – $254.8 million) was undrawn. Interest payments are based on LIBOR plus a margin, where margins ranged from 1.40% to 2.25%. The amount available under the two revolving credit facilities will be reduced by $105.4 million in 2022 and $295.0 million in 2023, when the revolving credit facilities mature. The revolving credit facilities may be used by the Company to fund general company purposes. One of the revolving credit facilities is unsecured, while the other revolving credit facility is collateralized by first-priority mortgages granted on two of the Company’s vessels, together with other related security, and includes a guarantee from two of the Company's subsidiaries of all outstanding amounts.

As at December 31, 2021, the Company had six U.S. Dollar-denominated term loans and bonds outstanding, which totaled $791.3 million in aggregate principal amount (December 31, 2020 – $873.7 million). Interest payments on the term loans are based on LIBOR plus a margin, where margins ranged from 1.85% to 3.25% and fixed interest payments on the bonds ranging from 4.11% to 4.41%. The six combined term loans and bonds require quarterly interest and principal payments and five have balloon or bullet repayments due at maturity. The term loans and bonds are collateralized by first-priority mortgages on the 16 Company vessels to which the loans relate, together with certain other related security. In addition, as at December 31, 2021, all of the outstanding term loans were guaranteed by either the Company or the ship-owning entities within Teekay Nakilat Corporation (or the RasGas II Joint Venture), of which the Company has a 70% ownership interest.

As at December 31, 2021, the Company had Norwegian Krone (or NOK) 2.9 billion (December 31, 2020 – NOK 3.1 billion) of senior unsecured bonds in the Norwegian bond market that mature through 2026. As at December 31, 2021, the total amount of the bonds, which are listed on the Oslo Stock Exchange, was $323.2 million (December 31, 2020 – $355.5 million). The interest payments on the bonds are based on Norwegian Interbank Offered Rate (or NIBOR) plus a margin, where margins ranged from 4.60% to 5.15%. The Company entered into cross currency rate swaps, to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.74% to 7.89% and the transfer of principal fixed at $331.0 million upon maturity in exchange for NOK 2.9 billion (see Note 13).

As at December 31, 2021, the Company had two Euro-denominated term loans outstanding, which totaled 101.5 million Euros ($115.4 million) (December 31, 2020 – 125.0 million Euros ($152.7 million)). Interest payments for one of the term loans are based on the Euro Interbank Offered Rate (or EURIBOR) plus a margin. Interest payments on the remaining term loan are based on EURIBOR where EURIBOR is limited to zero or above zero values, plus a margin. Margins ranged from 0.60% to 1.95% as at December 31, 2021. The terms loans require monthly and semi-annual interest and principal payments. The term loans have varying maturities through 2024. The term loans are collateralized by first-priority mortgages on two of the Company vessels to which the loans relate, together with certain other related security and are guaranteed by the Company and one of its subsidiaries.

The weighted-average interest rates for the Company’s long-term debt outstanding as at December 31, 2021, and 2020 were 3.22% and 3.04%, respectively. These rates do not reflect the effect of related interest rate swaps that the Company has used to economically hedge certain of its floating-rate debt (see Note 13).

All Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Company’s NOK-denominated bonds, the Company’s Euro-denominated term loans and restricted cash, and the change in the valuation of the Company’s cross currency swaps, the Company incurred foreign exchange gains (losses) of $8.6 million, $(21.4) million, and $(9.6) million for the years ended December 31, 2021, 2020 and 2019, respectively.

The aggregate annual long-term debt principal repayments required under these revolving credit facilities, loans and bonds subsequent to December 31, 2021, are $156.8 million (2022), $346.4 million (2023), $123.8 million (2024), $184.6 million (2025), $404.3 million (2026) and $179.0 million (thereafter).

Certain loan agreements require that (a) the Company maintains minimum levels of tangible net worth and aggregate liquidity, (b) the Company maintain certain ratios of vessel values related to the relevant outstanding loan principal balance, (c) the Company not exceed a maximum amount of leverage, and (d) certain of the Company’s subsidiaries maintain restricted cash deposits. As at December 31, 2021, the Company had five credit facilities with an aggregate outstanding loan balance of $496.1 million that require it to maintain minimum vessel-value-to-outstanding-loan-principal-balance ratios of 110%, 115%, 120%, 120% and 135%, which as at December 31, 2021 were 146%, 1,030%, 151%, 166%, and 241%, respectively. The vessel values used in calculating these ratios are the appraised values provided by third parties, where available, or prepared by the Company based on second-hand sale and purchase market data. Since vessel values can be volatile, the Company’s estimates of market value may not be indicative of either the current or future prices that could be obtained if the Company sold any of the vessels. The Company’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Company's subsidiaries are in default under their term loans and, in addition, one of the term loans in the RasGas II Joint Venture requires it to satisfy a minimum vessel value to outstanding loan principal balance ratio to pay dividends. As at December 31, 2021, the Company was in compliance with all covenants relating to the Company’s credit facilities and other long-term debt.